Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of eLuxuryHouse, Inc.(the "Company") on Form 10-KSB for the fiscal year ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Howard Kahn, President, Principal Executive, Financial and Accounting Officer and Chairman of the Board of Directors, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

the Report fully complies with the requirements of Section 13(a) or  15(d) of the Securities Exchange Act of 1934, as amended; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: October 15, 2007

/s/ Howard Kahn
Howard Kahn, President, Principal Executive, Financial and Accounting Officer, Chairman of the Board of Directors